Rosetta Resources Inc.
MICHAEL J. ROSINSKI- JUNE 15, 2010
Exhibit 99.1

Forward-Looking Statements
All statements, other than statements of historical fact, included in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts, such as expectations regarding drilling plans, changes in acreage positions, and expected capital expenditures. The assumptions of management and the future performance of the Company are subject to a wide range of business risks and uncertainties and there is no assurance that these statements and projections will be met. Factors that could affect the Company's business include, but are not limited to: the risks associated with drilling of oil and natural gas wells; the Company's ability to find, acquire, market, develop, and produce new reserves; the risk of drilling dry holes; oil and natural gas price volatility; uncertainties in the estimation of proved, probable, and possible reserves and in the projection of future rates of production and reserve growth; inaccuracies in the Company's assumptions regarding items of income and expense and the level of capital expenditures; uncertainties in the timing of exploitation expenditures; operating hazards attendant to the oil and natural gas business; drilling and completion losses that are generally not recoverable from third parties or insurance; potential mechanical failure or underperformance of significant wells; pipeline construction difficulties; climatic conditions; availability and cost of material and equipment; the risks associated with operating in a limited number of geographic areas; availability of capital; regulatory developments; environmental risks; general economic and business conditions
(including the effects of the worldwide economic recession); industry trends; and other factors detailed in the Company's most recent
Form 10-K and other filings with the Securities and Exchange Commission. If one or more of these risks or uncertainties materialize (or the consequences of such a development change), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected. The Company undertakes no obligation to publicly update or revise any forward-looking statements except as required by law.
Cautionary Statement Concerning Resources
The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that a company anticipates as of a given date to be economically and legally producible by application of development projects to known accumulations. We may use certain terms in this presentation, such as “Risked Project
Inventory”, “Project Counts”, “Net Risked Resources”, “Total Resources”, “Unrisked Potential”, “Unrisked Original Resources in Place”,
and “Unrisked EUR Potential” that the SEC's guidelines strictly prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of actually being realized.

• Company Overview
• Selective Asset Overview
 • Stacked Pay in Sacramento Basin
 • Niobrara Chalk in DJ Basin
 • Eagle Ford Shale in South Texas
 • Bakken Shale in Alberta Basin
• 2010 Expectations
Agenda

• Successful business model shift from “conventional player” to
 “resource player”
 • Early, low cost entry to high potential opportunities
 • Focus on inventory to drive predictable future growth
• Significant portfolio changes
 • Organic entry to new impact plays in Eagle Ford and Bakken
 • Legacy assets evaluated through unconventional lens
 • Non-core asset sales
• New talent in every part of the organization
 • Technical and back-office skills matched to business model
• Process improvements in every aspect of the business
• Strong alignment with stakeholders
Rosetta Transformed

LEGEND
Legacy Asset
New Play Entry
Non-Core Assets
Headquarters
KEY FACTS
12/31/09 Proved Reserves: 351 Bcfe
3/31/10 Net Risked Resources*: 1.4 Tcfe
2009 Production: 138 MMcfe/d
Alberta Basin Bakken
Sacramento Basin
Pinedale
DJ Basin
San Juan Basin
Eagle Ford
Lobo Trend
GOM
Rosetta Asset Overview
* Includes proved undeveloped reserves

Sacramento Basin Province
California

4N 3E
3N 3E

Rio Vista, California
Recompletion Program – Year End 2009
Base + Wedge
Base
Net Production - MMcfe/d
50
45
40
35
30
7/8/2009
7/20/2009
8/3/2009
8/17/2009
8/31/2009
9/14/2009
9/28/2009
10/12/2009
10/28/2009
11/9/2009
11/29/2009
12/7/2009
12/21/2009
Date

Gas Zones
TERTIARY
CRETACEOUS
MIO.-PLIO.-PLEIST.
OLIG.
EOCENE
PALEOCENE
UPPER
UNDIFFERENTIATED NON-MARINE
MARKLEY GORGE FILL
SIDNEY
MARKLEY
NORTONVILLE
EMIGH
CAPAY
HAMILTON
MEGANOS
ANDERSON
MARTINEZ
McCORMICK
MOKELUMNE
BUNKER
STARKEY
PETERSEN
K-1
WINTERS

• Discovered in 1936
• One of California’s most prolific
 natural gas fields; among top 15 in US
• 3.7 Tcfe produced to date from 16
 known horizons
• Rio Vista Field is one of the 15 largest
 natural gas fields in the United States
• Region has established natural gas
 gathering and pipeline infrastructure
Asset Overview
Sacramento Basin: Success with an Unconventional Approach
Depth Range
2,500 - 13,000’
Recompletion Targets

Mmcfpd
Well Count
Dec. 2009: 11.3 MMcf/d
Gas production, MMcf/d
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
200
180
160
140
120
100
80
60
40
20
0

Montana
Wyoming
South Da
Utah
Colorado
Legend
USGS Continuous Oil Area
USGS Continuous Gas Area
Fractured Chalk Area
SE Green R Basin Oil
North Park Basin Oil
Piceance Basin Gas
Shallow Biogenic Gas
E
E'

Niobrara Field Distribution, play areas, outcrops, SE Edge Codell Sst., 1st and 2nd Frontier Shorelines and location of Upper Cret. Niobrara cross-section E-E' (see reference section in text for data sources)

Asset Overview
DJ Basin: Niobrara Chalk Play
• Approximately 100,000 net acre position
• 154 square miles of 3-D seismic data
• In the low commodity prices during 2009, we chose
 not to drill and focused our efforts on resource
 assessment
• Commenced a 105-well drilling program in the first
 quarter of 2010

Balcones Fault Zone
San Marcos Arch
Luling Fault Zone
Frio River Line
Zavala Syncline
Chittum Anticline
Rio Grande Syncline
Atascosa
Karnes Trough
Lower Cretaceous Shelf Margin
Edwards Shelf Margin
Sligo Shelf Margin
Gates Ranch #9-5
Springer Ranch #1

★ Industry Activity ★ 2009 Initial Rosetta Discovery Wells

Rosetta Position
• We have accumulated
 approximately 67,000 gross and
 61,000 net acres
• Average working interest of 90-
 100%
• At year-end 2009, we had drilled
 and completed 2 horizontal wells
• 2010 to date: we have drilled or
 spud 15 horizontal wells
• For the quarter ended 3/31/10 our
 exit rate was ~22 MMcfe/d
• Currently, we have 2 drilling rigs
 running
Asset Overview
South Texas Eagle Ford: Seizing Momentum in a Competitive Play

Gates Ranch Area¹
• Areal extent
 •  9 miles N/S & 9 miles E/W
 •  29,500 net acres
• Rosetta Resources operated
 • 100% WI
 • 75% NRI
• Unrisked original resource in
 place
 • 11.3 Tcfe @ 245 Bcfe per section
• Unrisked EUR potential
 • 160 acre development
 • 185 net well locations
 • 555 net Bcfe @ 4 Bcfe gross EUR
 • 5% recovery of resource in place
 • 80 acre development
 • 369 net well locations
 • 1.1 net Tcfe @ 4 Bcfe gross EUR
 • 10% recovery of resource in place
Asset Overview
South Texas Eagle Ford: Early Results in Gates Ranch

Toole County
Cut Bank
Liberty County
Glacier County
Pondera County
Flathead County
Teton County
Chouteau County
Cascade County
Shelby
Rosetta Drilled Well
Rosetta Location (staked/permitted)

Havre
Glacier Nat'l. Pk.
Clark Fork
Flathead Lk.
Missouri
Ft. Peck Lake
ROCKY MTS.
Great Falls
Yellowstone
MONTANA
Missoula
HELENA
Anaconda
Butte
Billings
Bozeman
Jefferson
Yellowstone Nat'l. Pk.
SOUTH DAKOTA
IDAHO

GR/Caliper
Density/Neutron Porosity
Lodgepole Fm.
Upper Shale
BAKKEN 45 FT
TARGET
Three Forks Fm.
0 (API Units) 100 30 20 10 0%

GR/Caliper
Density/Neutron Porosity
LODGEPOLE FM
Shale
Upper Shale Mbr
Arg. Dolomite
Sandstone/Limestone
Middle Mbr
Limestone, Sltst (var arg)
BAKKEN 135 FT
Lower Shale Mbr
Shale
"SANISH"
THREE FORKS FM
0 (API Units) 100 30 20 10 0%

Williston Basin Analogs
Elm Coulee
Nesson Anticline
Alberta Basin Bakken Shale
Early Mover into a Williston Basin Analog Play

Rosetta
RESOURCES OPERATING LP
LEASE NO. 7083670914
TRIBAL RIVERBEND 12-13H
SW SW. SEC. 12-T37N-R9W
BLACK FEET INDIAN TRIBE

• Alberta Basin Bakken specifics
 • The Bakken is a Devonian Shale oil play located in
 northwestern Montana
 • Williston Basin analog
 • Depths ranging from 4,500’ to 7,500’ TVD
 • Over-pressured reservoirs
• Rosetta’s current Bakken position
 • 286,000 undeveloped net acres
 • 13 - 15 MMBoe per square mile of resource in place
• Rosetta’s assessment to date
 • Drilled 3 exploratory delineation wells
 • 2 wells on strike 28 miles apart
 • 1 well 8 miles downdip
 • Confirmed significant oil hydrocarbons in place
 • Banff (Lodgepole)
 • Bakken
 • Three Forks
 • Nisku
 • Planned continued resource assessment in 2010
Asset Overview
Alberta Basin Bakken: Establishing Commerciality

Financial Strategy
• Conservative and disciplined approach to financial management
• Actively manage and monitor use of debt
 • Debt to book cap < 40%
 • Debt to EBITDAX < 1.75x
 • Maintain high level of liquidity throughout cycles
• Selective hedging program with 55,000 MMBtu/d hedged in
 2H’10 and 50 MMBtu/d hedged in 2011
1 Adjusted for the high yield offering

- High quality, geographically diverse asset base with increasing liquids weighting
- High percentage of production in premium markets
- Legacy asset base requires low levels of capital to maintain core production; approximately $100MM per year
- 1.4 Tcfe of net risked resources that can be produced at a favorable cost

- Operate 87% of proved reserves
- Contiguous positions in basins facilitate low cost development
- High drilling success rate
- Skilled unconventional driller, utilizing similar proven technology across entire resource base

High degree of
operational
control
Compelling
asset base
Experienced
management
team
• Experienced management team with an average of 30 years of industry experience and a proven track record in asset plays that are key to Rosetta’s strategy
• Proven technical and land personnel with ability to leverage new and developing technological resources
Key Investment Considerations
Inflection point
on
performance
• Guiding to sustainable double-digit growth in in production and reserves
• Building significant momentum in Eagle Ford with Gates Ranch development
• Additional exploration potential in Eagle Ford
• Pending exploration results in Bakken

Rosetta Resources - What to Expect in 2010
• Disciplined Capital Spending
 • $280 million capital program
 • High return / high value programs receive majority of funding
• Production Growth
 • Annual production rate of 145 to 155 MMcfe/d
• Reserve Growth
 • Double digit reserve replacement rate
• Inventory Growth
 • Continued resource assessment of all core assets
 • Continued development of the Eagle Ford
 • Continued delineation and assessment of the Alberta Bakken
 • Continued identification and capture of new assets with upside